SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2002
Date of Report (Date of Earliest Event Reported)

American Spectrum Realty, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-16785	522258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 Irvine Center Drive, Suite 555, Irvine, CA 92618

(Address of Principal Executive Offices)         (Zip Code)

(Registrant’s Telephone Number, Including Area Code)

(949) 753-7111

(Former Name or Former Address, If Changed Since Last Report)

ITEM 4.                  Changes in Registrant’s Certifying Accountant

(a)                           The Registrant engaged BDO Seidman, LLP (“BDOS”) to act as its independent auditors, effective February 22, 2002.  During the period from Registrant’s inception through the end of its most recent fiscal year and subsequent interim periods, the Registrant has not consulted BDOS on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Registrant’s financial statements, (2) concerned the subject matter of a disagreement or a reportable event with Registrant’s former accountant or (3) concerned any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.                  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not Applicable

(b)           Not Applicable

(c)                                Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

	By:	/s/ William J. Carden
		Name:	William J. Carden
		Title:	Chairman of the Board of Directors and Chief Executive Officer

Date: February 27, 2002

EXHIBIT INDEX

Exhibit No.	Description
None.